EXHIBIT 99.2

                         The Class 2-A-5 Confirmation.


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[LOGO OMITTED]              CREDIT SUISSE INTERNATIONAL

                            One Cabot Square,           Telephone 020 7888 8888
                            London E14 4QJ              www.credit-suisse.com


                             Facsimile Cover Sheet


To:                                 THE SUPPLEMENTAL INTEREST TRUST CREATED
                                    UNDER THE POOLING AND SERVICING AGREEMENT
                                    FOR RESIDENTIAL ASSET SECURITIZATION TRUST
                                    2006-A8

Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be hand delivered by Heakyung Chung

Date:                               28 June 2006

Pages (including cover page):               7

Our Reference No: External ID: 53127648N3 / Risk ID: 447473708 & 447473710

Credit Suisse International has entered into a transaction with you as attached. Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

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
For Interest Rate Products:                                For Equity Derivatives:
Telephone Numbers: (212) 538-9370                          Telephone numbers: (212) 538-4437 / (212) 538-8297 /
Facsimile number: (917) 326-8603                           (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com            Facsimile number: (212) 325-8173

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.





CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.


Registered Office as above

              Registered with unlimited liability in England under No. 2500199
                  Authorised and Regulated by the Financial Services Authority
                                                        VAT No: GB 447 0737 41

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                                                                  28 June 2006

THE SUPPLEMENTAL INTEREST TRUST CREATED UNDER THE POOLING AND SERVICING AGREEMENT FOR RESIDENTIAL ASSET SECURITIZATION TRUST 2006-A8

External ID: 53127648N3

-------------------------------------------------------------------------------

Dear Sirs,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and
"Counterparty" means Deutsche Bank National Trust Company, not in its individual capacity but as Trustee on behalf of The Supplemental Interest Trust Created under the Pooling and Servicing Agreement for Residential Asset Securitization Trust 2006-A8.

      1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

            This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 28 June 2006 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

            CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

            This Confirmation is in respect of the Class 2-A-5 Certificates.


      2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

                  Transaction Type:                    Rate Cap Transaction


CLASS 2-A-5 CONFIRMATION WITH THE TRUST
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                  Notional Amount:                     USD 50,000,000, subject
                                                       to amortization as set
                                                       out in the Additional
                                                       Terms

                  Trade Date:                          02 June 2006

                  Effective Date:                      28 June 2006


                  Termination Date:                    25 July 2011, subject
                                                       to adjustment in
                                                       accordance with the
                                                       Following Business Day
                                                       Convention, using No
                                                       Adjustment to Period
                                                       End Date.

         Fixed Amounts:

                  Fixed Rate Payer:                    Counterparty

                  Fixed Rate Payer
                  Amount:                              USD 182,000

                  Fixed Rate Payer
                  Payment Date:                        28 June 2006

         Floating Amounts:

                  Floating Amount
                  Payer:                               CSIN

                  Floating Rate
                  Payer Period End Dates:              The 25th of each month,
                                                       commencing on 25 July
                                                       2006, and ending on the
                                                       Termination Date,
                                                       inclusive, subject to
                                                       adjustment in
                                                       accordance with the
                                                       Following Business Day
                                                       Convention, using No
                                                       Adjustment to Period
                                                       End Dates.

                  Floating Rate Payer
                  Payment Dates:                       One Business Day prior
                                                       to the Floating Rate
                                                       Payer Period End Dates

                  Cap Strike Rate:                     5.90%

                  Initial Calculation Period:          From and including 28
                                                       June 2006 up to but
                                                       excluding the Payment
                                                       Date scheduled to occur
                                                       on 25 July 2006

                  Floating Rate Option:                USD-LIBOR-BBA, subject
                                                       to a maximum rate as
                                                       set out in the
                                                       Additional Terms

CLASS 2-A-5 CONFIRMATION WITH THE TRUST
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                  Maximum Rate:             8.90%

                  Designated Maturity:      1 month

                  Spread:                   None

                  Floating Rate
                  Day Count Fraction:       30/360

                  Reset Dates:              The first day of each
                                            Calculation Period

                  Compounding:              Inapplicable


         Business Days:                     New York and California

         Calculation Agent:                 CSIN

3. Account Details:

                  Payments to CSIN:         As advised separately
                                            in writing

                  Payments to Counterparty: Deutsche Bank Trust Co-Americas
                                            New York, NY  10006
                                            ABA: 021-001-033
                                            Account: 01419663
                                            Name: NYLTD Funds Control-Stars West
                                            Re: Residential Asset Securitization
                                                Trust 2006-A8

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

CLASS 2-A-5 CONFIRMATION WITH THE TRUST
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                       ADDITIONAL TERMS


---------------------------------------------------------------
  Calculation Period up to but         Notional Amount:
   excluding the Payment Date
     scheduled to occur on:
---------------------------------------------------------------
            25-Jul-06                  USD 50,000,000.00
---------------------------------------------------------------
            25-Aug-06                  USD 49,308,224.33
---------------------------------------------------------------
            25-Sep-06                  USD 48,541,103.34
---------------------------------------------------------------
            25-Oct-06                  USD 47,700,167.75
---------------------------------------------------------------
            25-Nov-06                  USD 46,787,214.52
---------------------------------------------------------------
            25-Dec-06                  USD 45,804,302.97
---------------------------------------------------------------
            25-Jan-07                  USD 44,753,749.34
---------------------------------------------------------------
            25-Feb-07                  USD 43,638,119.89
---------------------------------------------------------------
            25-Mar-07                  USD 42,460,222.29
---------------------------------------------------------------
            25-Apr-07                  USD 41,223,095.63
---------------------------------------------------------------
            25-May-07                  USD 39,931,157.11
---------------------------------------------------------------
            25-Jun-07                  USD 38,603,794.62
---------------------------------------------------------------
            25-Jul-07                  USD 37,306,849.14
---------------------------------------------------------------
            25-Aug-07                  USD 36,039,627.12
---------------------------------------------------------------
            25-Sep-07                  USD 34,801,450.80
---------------------------------------------------------------
            25-Oct-07                  USD 33,591,657.83
---------------------------------------------------------------
            25-Nov-07                  USD 32,409,600.96
---------------------------------------------------------------
            25-Dec-07                  USD 31,254,647.66
---------------------------------------------------------------
            25-Jan-08                  USD 30,126,179.80
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            25-Feb-08                  USD 29,023,593.33
---------------------------------------------------------------
            25-Mar-08                  USD 27,946,297.93
---------------------------------------------------------------
            25-Apr-08                  USD 26,893,716.74
---------------------------------------------------------------
            25-May-08                  USD 25,865,286.02
---------------------------------------------------------------
            25-Jun-08                  USD 24,860,454.89
---------------------------------------------------------------
            25-Jul-08                  USD 23,878,684.99
---------------------------------------------------------------
            25-Aug-08                  USD 22,919,450.21
---------------------------------------------------------------
            25-Sep-08                  USD 21,982,236.46
---------------------------------------------------------------
            25-Oct-08                  USD 21,066,541.31
---------------------------------------------------------------
            25-Nov-08                  USD 20,171,873.81
---------------------------------------------------------------

CLASS 2-A-5 CONFIRMATION WITH THE TRUST
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  Calculation Period up to but         Notional Amount:
   excluding the Payment Date
     scheduled to occur on:
---------------------------------------------------------------
            25-Dec-08                  USD 19,297,754.17
---------------------------------------------------------------
            25-Jan-09                  USD 18,443,713.55
---------------------------------------------------------------
            25-Feb-09                  USD 17,609,293.75
---------------------------------------------------------------
            25-Mar-09                  USD 16,794,047.04
---------------------------------------------------------------
            25-Apr-09                  USD 15,997,535.89
---------------------------------------------------------------
            25-May-09                  USD 15,219,332.71
---------------------------------------------------------------
            25-Jun-09                  USD 14,459,019.68
---------------------------------------------------------------
            25-Jul-09                  USD 13,716,188.48
---------------------------------------------------------------
            25-Aug-09                  USD 12,990,440.10
---------------------------------------------------------------
            25-Sep-09                  USD 12,281,384.63
---------------------------------------------------------------
            25-Oct-09                  USD 11,588,641.03
---------------------------------------------------------------
            25-Nov-09                  USD 10,911,836.95
---------------------------------------------------------------
            25-Dec-09                  USD 10,250,608.52
---------------------------------------------------------------
            25-Jan-10                  USD 9,604,600.18
---------------------------------------------------------------
            25-Feb-10                  USD 8,973,464.44
---------------------------------------------------------------
            25-Mar-10                  USD 8,356,861.77
---------------------------------------------------------------
            25-Apr-10                  USD 7,754,460.36
---------------------------------------------------------------
            25-May-10                  USD 7,165,935.95
---------------------------------------------------------------
            25-Jun-10                  USD 6,590,971.69
---------------------------------------------------------------
            25-Jul-10                  USD 6,029,257.95
---------------------------------------------------------------
            25-Aug-10                  USD 5,480,492.16
---------------------------------------------------------------
            25-Sep-10                  USD 4,944,378.64
---------------------------------------------------------------
            25-Oct-10                  USD 4,420,628.47
---------------------------------------------------------------
            25-Nov-10                  USD 3,908,959.29
---------------------------------------------------------------
            25-Dec-10                  USD 3,409,095.21
---------------------------------------------------------------
            25-Jan-11                  USD 2,920,766.61
---------------------------------------------------------------
            25-Feb-11                  USD 2,443,710.03
---------------------------------------------------------------
            25-Mar-11                  USD 1,977,668.01
---------------------------------------------------------------
            25-Apr-11                  USD 1,522,388.97
---------------------------------------------------------------
            25-May-11                  USD 1,077,627.06
---------------------------------------------------------------
            25-Jun-11                   USD 643,142.06
---------------------------------------------------------------
            25-Jul-11                   USD 218,699.20
---------------------------------------------------------------

CLASS 2-A-5 CONFIRMATION WITH THE TRUST
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Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                                             Yours faithfully,

                                             Credit Suisse International



                                             By: /s/ Louis J. Impellizeri
                                                 ------------------------------
                                                 Name: Louis J. Impellizeri
                                                 Title: Authorized Signatory




Confirmed as of the date first written above:

The Supplemental Interest Trust created under The Pooling and Servicing Agreement for Residential Asset Securitization Trust 2006-A8

by Deutsche Bank National Trust Company, not in its individual capacity, but solely as Trustee on behalf of The Supplemental Interest Trust created under the Pooling and Servicing Agreement for Residential Asset Securitization Trust 2006-A8



By: /s/ Jennifer Hermansader
   -----------------------------
   Name: Jennifer Hermansader
   Title: Associate







Our Reference No: External ID: 53127648N3 / Risk ID: 447473708 & 447473710


CLASS 2-A-5 CONFIRMATION WITH THE TRUST